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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 1996, PROVIDING FOR THE ISSUANCE OF
                   ASSET-BACKED CERTIFICATES, SERIES 1996-LB2)


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                     333-14225              13-3439681
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

Seven World Trade Center
New York, New York                                              10048
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(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pool

                  On October 25, 1996, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Certificates, Series 1996-LB2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 1996 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Long Beach Mortgage Company ("Long Beach") as master servicer (in such capacity, the "Master Servicer") and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"). The Certificates consist of sixteen classes of certificates (together, the "Certificates"), designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class A-5 Certificates", the "Class A-6 Certificates", the "Class A-7 Certificates", the "Class A-8 Certificates", the "Class XS Certificates", the "Class PO Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class R-I Certificates" and the "Class R-II Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, fixed-rate, first lien mortgage loans having original terms to maturity ranging from 5 years to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $308,643,854.80 as of October 1, 1996 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated October 23, 1996, among the Depositor, Salomon Brothers Realty Corp. and Long Beach. The Certificates were sold by the Depositor to Salomon Brothers Inc, an affiliate of the Depositor, pursuant to an underwriting agreement, dated October 23, 1996, between the Depositor and Salomon.




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                                       -3-



                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                             Initial Certificate
        Class                 Principal Balance             Pass-Through Rate
        -----                 -----------------             -----------------

         A-1                   $39,630,000.00                     6.875%

         A-2                   $16,280,000.00                     6.750%

         A-3                   $82,902,000.00                     6.875%

         A-4                   $ 9,235,000.00                     7.000%

         A-5                   $56,145,000.00                     7.250%

         A-6                   $20,401,000.00                     7.300%

         A-7                   $28,154,000.00                     7.650%

         A-8                   $35,581,549.00                     7.800%

         XS                             (1)                      Variable

         PO                    $ 1,024,864.08                       N/A

         B-1                   $ 7,716,096.00                     8.100%

         B-2                   $ 4,783,979.00                     8.100%

         B-3                   $ 3,395,082.00                     8.100%

         B-4                   $ 3,395,084.72                     8.100%

         R-I                   $       100.00                     6.875%

        R-II                   $       100.00                     6.875%


(1)      $308,643,854.80 approximate Initial Notional Amount.

                  The Certificates (except for the Class B-2, Class B-3 and Class B-4 Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated October 18, 1996, and the Prospectus Supplement, dated October 23, 1996, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-2 Certificates, Class B-3 Certificates and Class B-4 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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                                       -4-


Item 7.  Financial Statements and Exhibits
         ---------------------------------

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



                  Exhibit No.                       Description
                  -----------                       -----------

                      4.1 Pooling and Servicing Agreement, dated as of October 1, 1996, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Long Beach Mortgage Company as Master Servicer and Norwest Bank Minnesota, N.A., as Trustee, relating to the Series 1996-LB2 Certificates.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 25, 1996

                                      SALOMON BROTHERS MORTGAGE
                                      SECURITIES VII, INC.



                                      By:    /s/ Susan S. Woodbury
                                             ---------------------
                                      Name:  Susan S. Woodbury
                                      Title: Assistant Vice President






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                                Index to Exhibits
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                                                                    Sequentially
  Exhibit No.                 Description                          Numbered Page
  -----------                 -----------                          -------------

      4.1        Pooling and Servicing Agreement, dated as of           7
                 October 1, 1996, by and among Salomon
                 Brothers Mortgage Securities VII, Inc. as
                 Depositor, Long Beach Mortgage Company as
                 Master Servicer and Norwest Bank Minnesota,
                 N.A. as Trustee, relating to the Series 1996-
                 LB2 Certificates.